                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 31, 2001
                                (DATE OF REPORT)


                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        PENNSYLVANIA                     1-11071                23-2668356
(STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Corporation                                                         Form 8-K
Page 2                                                          January 31, 2001


ITEM 5.    OTHER EVENTS

         On Wednesday, January 31, 2001, UGI Corporation announced that its propane operating unit, AmeriGas Partners, L.P., announced that it has signed a definitive agreement to acquire the retail propane distribution businesses of Columbia Energy Group, a NiSource Company (NYSE: NI), for approximately $208 million. The transaction is conditioned, among other things, upon clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         The news release is included as an exhibit to this report and is incorporated here by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         (99) News release by UGI Corporation dated January 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UGI CORPORATION
                                             (REGISTRANT)

                                             By:  /s/ Robert W. Krick
                                                  ---------------------------
                                                  Robert W. Krick
                                                  Treasurer

Date:  January 31, 2001

                                  EXHIBIT INDEX

99.      Text of press release issued by UGI Corporation on January 31, 2001.